Exhibit 99.2
AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and Granite Creek FlexCap I, L.P is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GRANITE CREEK FLEXCAP I, L.P.

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III

AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and St. Cloud Capital Partners, L.P. is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ST. CLOUD CAPITAL PARTNERS, L.P.
Delaware limited partnership

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III

AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and KKP Investments, II LLC is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KKP INVESTMENTS, II LLC
A Delaware limited liability company

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III

AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and Hungry Lizard, LLC is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HUNGRY LIZARD, LLC
An Ohio limited liability company

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III

AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and Fred B. and Lois Tarter is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

 [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FRED B. AND LOIS TARTER
Individual residents of the State of New York

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III

AMENDMENT NO. 1 TO THE
SECURITIES ACQUISITION AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 ("Amendment No. 1") to that certain Securities Acquisition and Investor Rights Agreement dated December 8, 2006 (the "Original Agreement") by and between MEDirect Latino Inc. (the "Borrower") and Bedford Oak Partners, L.P. is entered into as of this ___ day of June, 2007 by and between the Company and the Holder.

WHEREAS, the Company, the Holders and Granite Creek Partners, L.L.C. ("Agent") have agreed to enter into Amendment No. 2 to the Loan Agreement; and

WHEREAS, a condition to the funding of the moneys provided for in Amendment No. 2 to the Loan Agreement is the Company entering into this Amendment No. 1 with each of the Holders.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Company and the Holder hereby agree as follows:

1.           Nature of Amendment; Use of Terms.  This Amendment No. 1 amends the Original Agreement only as specifically set forth herein.  Any terms of the Original Agreement not specifically amended herein shall remain in full force and effect.  Unless specifically addressed herein, this Amendment No. 1 shall not be understood or construed as a consent or waiver by the Holder of any covenant or default under the Original Agreement and shall not be understood or construed as a waiver, compromise or limitation on the Holder's ability to pursue its remedies under the Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Amended Agreement.  The Original Agreement and this Amendment No. 1 shall hereafter collectively be referred to as the Agreement and all references in the Original Agreement to the "Agreement" shall hereafter refer to the Original Agreement and this Amendment No. 1.

2.           Amendment of Section 4.1.                                                                Section 4.1(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

(b)           In the event the principal and interest due under the Holder's Note from time to time, or any portion thereof, is to be converted, the Holder shall surrender the Note to the Borrower during usual business hours together with the Conversion Notice specifying that the Holder elects to convert its Note into shares of Common Stock in accordance with the provisions of the Note and this Agreement, the dollar amount to be converted into shares (the "Conversion Amount") and specifying the name or names in which the shares to be issued upon such conversion shall be held, together with the addresses and social security numbers, in the case of natural persons, or federal employer identification numbers, in the case of entities, of the persons so named.  The number of shares of Common Stock to be issued upon the conversion of the amounts due under the Holder's Note shall be calculated as follows, subject to adjustment as set forth in Section 4.4 below:  the Conversion Amount shall be multiplied by (i) .4286 and that amount shall be converted into shares at $1.50 per share, (ii) .2857 and that amount shall be converted into shares at $2.00 per share;  (iii) .2857 and that amount shall be converted into shares at $2.50 per share; provided, however that notwithstanding the foregoing formula, at the Holder's option up to the Holder's Pro Rata Share of the $1,000,000 portion of the Second Advance pursuant to Amendment No. 2 to the Loan Agreement may be converted at $0.80 per share  (in any case, a "Conversion Price" and together the "Conversion Prices").

3.           Acknowledgement.  With respect to Section 4.1(c), the Holder acknowledges that James LeGates became Chief Financial Officer of the Company effective May __, 2007.   The Company acknowledges that the appointment of anyone as an interim holder of either the Chief Executive Officer or Chief Financial Officer positions with the Company is of no consequence within the context of Section 4.1(c) of the Agreement.

 [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Securities Acquisition and Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BEDFORD OAK PARTNERS, L.P.
A Delaware limited partnership

By:           __________________________
Name:                      __________________________
Title:                      __________________________

Address for Notice:

222 West Adams, Suite 1980
Chicago, Illinois
Facsimile No.: (312) 726-5797
Telephone No.: (312) 726-5766
Attn:  Mark Radzik

With a copy to:

Pedersen & Houpt
161 North Clark Street, Suite 3100
Chicago, IL 60601
Facsimile No.: (312) 641-6895
Telephone No.: (312) 641-6888
Attn:  Susan M. Hermann

MEDIRECT LATINO INC.

By: /s/ Charles W. Hansen, III
Its:  CEO
Name:  Charles W. Hansen, III